OSI ETF Trust Supplement dated March 3, 2020 To the Summary Prospectus dated October 31, 2019 of O’Shares FTSE Russell Small Cap Quality Dividend ETF
Important Notice Regarding Changes in the Name, Investment Objective, Underlying Index, Index Provider, and Principal Investment Strategy of the Fund
1.  Name Change.  Effective June 1, 2020, O’Shares FTSE Russell Small Cap Quality Dividend ETF’s (the “Fund”) name will change to O’Shares U.S. Small-Cap Quality Dividend ETF.
2.  Underlying Index and Index Provider Change.  Effective June 1, 2020, O’Shares Investment Advisers, LLC will become the index provider for the Fund and a new underlying index for the Fund, the O’Shares U.S. Small-Cap Quality Dividend Index (the “New Underlying Index”), will replace the current underlying index, the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index.
3.  Investment Objective Change.  Effective June 1, 2020, the Fund’s new investment objective will be to track the investment results (before fees and expenses) of its New Underlying Index.

4.  Description of New Underlying Index.  Effective June 1, 2020, the description of the Target Index of the Fund will reflect the Fund’s New Underlying Index as follows:

O’Shares U.S. Small-Cap Quality Dividend Index

The Target Index is designed to reflect the performance of publicly listed small capitalization dividend-paying issuers in the United States exhibiting high quality, low volatility and high dividend yields, as determined O’Shares Investment Advisers, LLC (the “Index Provider”). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies.
5.  Principal Investment Strategy Change.  Effective June 1, 2020, the Fund’s principal investment strategy will be to seek to track the performance (before fees and expenses) of its New Underlying Index.

Please keep this Supplement for future reference.